Exhibit 10.3
AMENDMENT NO. 1 TO EXECUTIVE EMPLOYMENT AGREEMENT
This Amendment No. 1 (this “Amendment”) to Executive Employment Agreement, dated as of July 14, 2022 (the “Prior Agreement”), is made and entered into as of October 27, 2025 (the “Effective Date”), by and between ANI Pharmaceuticals, Inc., a Delaware corporation (the “Company”), and Krista Davis. Unless otherwise defined herein, capitalized terms shall have the meanings assigned to such terms in the Prior Agreement.
RECITALS
WHEREAS, the parties hereto are parties to the Prior Agreement; and
WHEREAS, the parties hereto desire to amend certain provisions of the Prior Agreement.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the premises and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.Amendments.
1.1Amendment to Section 3(e)(i)(C). Section 3(e)(i)(C) of the Prior Agreement is hereby amended and restated in its entirety to read as follows:
    “(C) Executive shall be paid a pro-rated Incentive Bonus for the fiscal year during which Executive’s employment is terminated (prorated based on the days elapsed in such fiscal year through the Termination Date);”
2.Governing Law. This Amendment and related agreements, instruments, and documents shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of laws principles thereof.
3.Incorporation and Reaffirmation. This Amendment shall amend and is incorporated into and made part of the Prior Agreement. To the extent that any term or provision of this Amendment may be deemed expressly inconsistent with any term or provision in the Prior Agreement, the terms and provisions of this Amendment shall control. Except as expressly amended by this Amendment, all of the terms, conditions, and provisions of the Prior Agreement are hereby ratified and continue unchanged and remain in full force and effect.
4.Entire Agreement. Subject to Section 3 hereof, this Amendment constitutes the complete understanding of the parties hereto regarding the subject matter hereof and supersedes any and all other agreements, either oral or in writing, between the parties hereto with respect to the subject matter hereof, and no other statement or promise relating to the subject matter hereof that is not contained herein, shall be valid or binding.
5.Binding Effect. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, executors, administrators, trustees, representatives, successors, and assigns.

Exhibit 10.3
6.Execution by Counterparts and Facsimile. This Amendment may be executed by facsimile, and in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned, intending to be legally bound, have duly executed this Amendment, as of the Effective Date.

    ANI PHARMACEUTICALS, INC.
    By:        /s/ Nikhil Lalwani
    Name:    Nikhil Lalwani
    Title:    President & CEO

    KRISTA DAVIS
    By:        /s/ Krista Davis

[Signature Page to Amendment]